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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): March 1, 2001



                                 PW EAGLE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)


        0-18050                                        41-1642846
(Commission File Number)                 (I.R.S. Employer Identification Number)


            222 SOUTH NINTH STREET, SUITE 2880, MINNEAPOLIS, MN 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 305-0339
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events.

          On March 1, 2001, the Company issued a press release announcing: (i) its financial results for the three months and year ended December 31, 2000; and (ii) its long-term strategy and outlook. The Company also issued a press release announcing its intention to commence a Dutch Auction tender offer of its common stock. A copy of the press releases are attached as Exhibit 99.1 and 99.2 of this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits:

                  99.1     Press Release dated March 1, 2001.

                  99.2     Press Release dated March 1, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PW EAGLE, INC.



Date:  March 2, 2001                   By       /S/ William H. Spell
                                          ------------------------------------
                                                William H. Spell,
                                                Chief Executive Officer


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                                  EXHIBIT INDEX

                                       to

                             March 1, 2001 Form 8-K

                                 PW Eagle, Inc.



Exhibit Number             Exhibit Description


     99.1                  Press Release dated March 1, 2001.

     99.2                  Press Release dated March 1, 2001




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